I N V E S T O R P R E S E N T A T I O N N A S D A Q : A S P S ALTISOURCE PORTFOLIO SOLUTIONS M A Y 2 0 2 4

© 2024 Altisource All Rights Reserved. DISCLAIMER 2 CAUTIONARY STATEMENT REGARDING FORWARD LOOKING STATEMENTS This corporate presentation includes certain forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the intent, belief or current expectations of Altisource Portfolio Solutions S.A. ("we," "us," "our," the "Company" or "Altisource") and our management team. These forward-looking statements involve known and unknown risks, uncertainties and other important factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. This presentation contains forward-looking statements that involve a number of risks and uncertainties. These forward-looking statements include all statements that are not historical fact, including statements that relate to, among other things, future events or our future performance or financial condition. These statements may be identified by words such as “anticipate,” “intend,” “expect,” “may,” “could,” “should,” “would,” “plan,” “estimate,” “seek,” “believe,” “potential” or “continue” or the negative of these terms and comparable terminology. Such statements are based on expectations as to the future and are not statements of historical fact. Furthermore, forward- looking statements are not guarantees of future performance and involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially. We caution you not to place undue reliance on these forward-looking statements which reflect our view only as of the date of this report. We are under no obligation (and expressly disclaim any obligation) to update or alter any forward- looking statements contained herein to reflect any change in our expectations with regard thereto or change in events, conditions or circumstances on which any such statement is based. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to, risks related to the COVID-19 pandemic, customer concentration, the timing of the anticipated increase in default related referrals following the expiration of foreclosure and eviction moratoriums and forbearance programs, and any other delays occasioned by government, investor or servicer actions, the use and success of our products and services, our ability to retain existing customers and attract new customers and the potential for expansion or changes in our customer relationships, technology disruptions, our compliance with applicable data requirements, our use of third party vendors and contractors, our ability to effectively manage potential conflicts of interest, macro-economic and industry specific conditions, our ability to effectively manage our regulatory and contractual obligations, the adequacy of our financial resources, including our sources of liquidity and ability to repay borrowings and comply with our Credit Agreement, including the financial and other covenants contained therein, as well as our ability to retain key executives or employees, behavior of customers, suppliers and/or competitors, technological developments, governmental regulations, taxes and policies. The financial projections and scenarios contained in this presentation are expressly qualified as forward-looking statements and, as with other forward-looking statements, should not be unduly relied upon. Nothing in this presentation and our other SEC filings should be regarded as a representation by any person that these statements will be achieved, and the Company undertakes no obligation to update these statements as a result of a change in circumstances, new information or future events. For additional information about factors that could cause actual results to differ materially from those described in the forward-looking statements, please refer to the Company’s filings with the Securities and Exchange Commission, including the risk factors contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023. This corporate presentation shall not constitute an offer to sell, or a solicitation of an offer to buy, nor will there be any sale of these securities in any state or other jurisdiction in which such an offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such state or other jurisdiction. NON-GAAP MEASURES Adjusted earnings before interest, taxes, depreciation and amortization (“Adjusted EBITDA”) and Adjusted EBITDA margin, which are presented elsewhere in this Presentation, are non-GAAP measures used by management, existing shareholders, potential shareholders and other users of our financial information to measure Altisource’s performance and do not purport to be alternatives to net (loss) income attributable to Altisource, net (loss) income attributable to Altisource as a percentage of service revenue, income (loss) before income taxes and non-controlling interests, and income (loss) before income taxes and non-controlling interests as a percentage of service revenue as measures of Altisource’s performance. We believe these measures are useful to management, existing shareholders, potential shareholders and other users of our financial information in evaluating operating profitability and cash flow generation more on a basis of continuing cost and cash flows as they exclude amortization expense related to acquisitions that occurred in prior periods and non-cash share-based compensation, as well as the effect of more significant non-operational items from earnings and cash flows from operating activities. We believe these measures are useful in evaluating the effectiveness of our operations and underlying business trends in a manner that is consistent with management’s evaluation of business performance. Furthermore, we believe the exclusion of more significant non-operational items enables comparability to prior period performance and trend analysis. It is management’s intent to provide non-GAAP financial information to enhance the understanding of Altisource’s GAAP financial information, and it should be considered by the reader in addition to, but not instead of, the financial statements prepared in accordance with GAAP. Each non-GAAP financial measure is presented along with the corresponding GAAP measure so as not to imply that more emphasis should be placed on the non-GAAP measure. The non-GAAP financial information presented may be determined or calculated differently by other companies. The non-GAAP financial information presented should not be unduly relied upon. These non-GAAP measures are presented as supplemental information and reconciled to the appropriate GAAP measures in the Appendix.

© 2024 Altisource All Rights Reserved. • Attractive suite of solutions for loan servicers and originators • Compelling Service revenue and Adjusted EBITDA1 growth catalysts include: − Ramping sales wins − A return to a normal default mortgage market − Strong sales pipeline − Increasing demand for Lenders One solutions − A rise in delinquency rates • Improving financial performance − Adjusted EBITDA1 growth of over $30 million from 2021 to 2023 − Q1 2024 Adjusted EBITDA1 of $4.6 million represents best quarterly performance since Q3 2020 − If the mid-point of our 2024 guidance2 is achieved, Adjusted EBITDA1 will improve approximately $52 million, to $20 million, over a three-year period COMPANY HIGHLIGHTS 3 1 This is a non-GAAP measure reconciled and calculated in the Appendix. For a definition of Adjusted EBITDA, see page 23 2 2024 financial guidance includes an estimated Service revenue range of $155 million to $180 million and an estimated Adjusted EBITDA1 range of $17.5 million to $22.5 million. Additional details are included on page 21 Altisource provides a comprehensive suite of solutions that support the residential default servicing, real estate and origination lifecycles

OVERVIEW OF ALTISOURCE

KEY BUSINESS HIGHLIGHTS

1 Attractive suite of solutions

2 Compelling growth catalysts

3 Improving financial performance

KEY FACTS

LUXEMBOURG Headquarters

UNITED STATES

INDIA

URUGUAY

~1,100 Employees[1]

$148MM Q1 2024 Annualized Service Revenue[2]

$54MM Market Cap[3]

$251MM Enterprise Value[4]

NASDAQ Exchange

ASPS Ticker Symbol

SUITE OF SOLUTIONS

Comprehensive suite of solutions that support the residential default servicing, real estate and origination lifecycles

LEND

Suite of solutions for small and mid-sized residential loan originators


Altisource
YOUR ONE SOURCE

BUY

Marketplace to buy homes

SERVICE / MANAGE

Suite of solutions for residential loan servicers and real estate investors

SELL

Marketplace to sell homes

[1] Full time employees, excluding contractors, as of April 30, 2024

[2] Annualized Service Revenue based on Q1 2024 Service revenue of $36.9 million. Service Revenue presented herein excludes reimbursable expenses and non-controlling interests

[3] Market Capitalization ("Market Cap") equal to 27.0 million shares outstanding plus 1.5 million penny warrants multiplied by closing price of $1.90 on May 14, 2024. Note share count excludes out-of-the money options and RSUs

[4] Enterprise Value ("EV") reflects Market Cap as of May 14, 2024 plus debt outstanding of $226.2 million less cash of $29.6 million as of March 31, 2024

© 2024 Altisource All Rights Reserved.

4

OVERVIEW OF ALTISOURCE

Altisource
YOUR ONE SOURCE™

Business Segments

Servicer and Real Estate ("SRE")	Countercyclical business that provides solutions to loan servicers and real estate investors that support the servicing of defaulted residential mortgage loans and the management and disposition of homes

- *Represents 79% of Q1 2024 consolidated Service revenue*
- *Main Driver: Foreclosure starts and sales and new business wins*
- *Industry Factors: Volume significantly impacted by COVID-19 related foreclosure moratoriums and borrower relief measures; these measures largely expired at the end of 2021. Even though relief measures have largely expired, we believe the default market may also be impacted by the economic environment (i.e., homeowner equity, interest rates, low unemployment, wage growth)*

Origination ("ORG")	Provides originators, including mortgage bankers, banks and credit unions, solutions that support residential mortgage loan originations

- *Represents 21% of Q1 2024 consolidated Service revenue*
- *Main Driver: Market origination volume, customer product penetration and new product launches and adoption*
- *Industry Factors: Significant decline in market origination volumes beginning in 2022 driving demand for solutions that help originators reduce costs*

Key Metrics ($ in MM)



$622
$106
$183
$333
$71
2019
$347
$3
$88
$256
$10
2020
$171
$5
$3
$162
2021
($32)
$144
2022
($17)
$137
2023
($1)
$37
$5
Q1 2024
$148
$19
Q1 2024 Annualized
Service Revenue
RITM[1] Service Revenue[2]
Divested Service Revenue[3]
Adjusted EBITDA[4]
Pre-pandemic operations
Pandemic impacted operations
Post-pandemic – beginning of operational recovery

Note: Numbers may not sum due to rounding.

[1] Rithm Capital Corp. ("RITM" formerly known as New Residential Investment Corp.)

[2] Represents the amount of field services, valuation and title Service revenue from RITM's portfolios that has been transitioned to RITM's vendor subsidiaries

[3] Represents revenue from businesses that have been sold or discontinued including Pointillist, Owners.com, Buy-Renovate-Lease-Sell, Financial Services, Mortgage Builders and Corporate Technology

[4] This is a non-GAAP measure reconciled in the Appendix. For a definition of Adjusted EBITDA, see page 23

Investment Thesis

Background:

- COVID-19-induced borrower relief measures led to a significant reduction in industrywide foreclosure starts and foreclosure sales, which are the main revenue drivers in the SRE segment
- Additionally, in recent years, residential loan originators have faced a challenging operating environment due to high interest rates, declining origination volumes and margin compression
- During these challenging times, Altisource focused on improving its Business Segments Adjusted EBITDA[4] margins, reducing corporate operating costs and winning new business

Thesis:

Ramping sales wins and a reversion to a normalized, pre-pandemic foreclosure environment, on a lower cost base should drive strong Service revenue and Adjusted EBITDA[4] growth

Upside Drivers:

- Strong sales pipeline and pipeline conversion to wins
- Increasing demand for Lenders One solutions
- Rising delinquency rates

Risks/Sensitivities:

- Default market recovery
- Customer concentration and churn
- Cost-savings realization

© 2024 Altisource All Rights Reserved.

5

ATTRACTIVE SUITE OF SOLUTIONS 6

SOLUTIONS THAT SUPPORT LOAN SERVICERS AND REAL ESTATE INVESTORS

Altisource YOUR ONE SOURCE™

Loan Servicers: Providing a suite of solutions that support the servicing of defaulted loans and management and disposition of homes

Customers include six of the top 20 loan servicers[1] and both GSEs

Pre-Foreclosure

Altisource Field Services	Property Inspection and Preservation (Field Services)
Springhouse – an Altisource business unit	Valuation Products
PremiumTitle – an Altisource business unit	Pre-foreclosure Title

Foreclosure

Hubzu – an Altisource business unit	Online Real Estate Marketing Platform
Altisource Field Services	Property Inspection and Preservation (Field Services)
Altisource	Foreclosure Trustee

REO Management and Disposition

Hubzu – an Altisource business unit	Online Real Estate Marketing Platform
RealHome Services and Solutions, Inc.	Real Estate Brokerage
Altisource Field Services	Property Inspection and Preservation (Field Services)
PremiumTitle – an Altisource business unit	Title and Escrow
Altisource	Renovations

Real Estate Investors: White space opportunity to deploy established solutions to the single-family rental and investor market

Real Estate Due Diligence and Acquisition

Equator.com	Real Estate Marketplace
NestRange	Automated Home Valuation Model and Analytics
RentRange – an Altisource business unit	Automated Rental Valuation Model and Analytics
RealHome Services and Solutions, Inc.	Real Estate Brokerage
PremiumTitle – an Altisource business unit	Title and Escrow
Granite Risk Management	Construction Risk Management

Real Estate Management

Granite Risk Management	Construction Risk Management
Altisource Field Services	Property Inspection and Preservation (Field Services)
Springhouse – an Altisource business unit	Valuation Products
Altisource	Renovations

Real Estate Disposition

Hubzu – an Altisource business unit	Online Real Estate Marketing Platform
Equator.com	Real Estate Marketplace
RealHome Services and Solutions, Inc.	Real Estate Brokerage
Springhouse – an Altisource business unit	Valuation Products
PremiumTitle – an Altisource business unit	Title and Escrow

Technology solutions that support loan servicers and real estate investors

Equator, Vendorly – Asset Management Workflow and Invoicing Solutions

[1] Source: Inside Mortgage Finance, Top 100 Firms in Owned Mortgage Servicing 4Q23

© 2024 Altisource All Rights Reserved.

7

SERVICER AND REAL ESTATE SERVICE OFFERINGS

Altisource
YOUR ONE SOURCE™

The summary below reflects the business units included within the three publicly reported SRE Businesses

SRE Businesses		Description
MARKETPLACE	Hubzu / RealHome Services and Solutions, Inc.	Hubzu® Online Real Estate Marketing Platform, Real Estate Brokerage and Asset Management
• *19.5% of Service Revenue*	Equator	Real Estate Marketplace
SOLUTIONS	Altisource Field Services	Property Inspection and Preservation (Field Services)
• *52.2% of Service Revenue*	PremiumTitle	Title and Escrow
	Springhouse	Valuation Products
	Granite Risk Management	Construction Inspection and Risk Mitigation
	Altisource	Foreclosure Trustee
	Altisource	Renovations
TECHNOLOGY AND SAAS PRODUCTS	Equator	REO, Short Sales and Foreclosure, Bankruptcy and Eviction Workflow Management SaaS
• *7.2% of Service Revenue*	Vendorly	Vendor Management SaaS
	REALSynergy	Commercial Loan Servicing Technology
	RentRange	Automated Rental Valuation Model and Analytics
	NestRange	Automated Home Valuation Model and Analytics

Note: Based on Q1 2024 Service Revenue

© 2024 Altisource All Rights Reserved.

8

SOLUTIONS THAT SUPPORT LOAN ORIGINATORS

Altisource
YOUR ONE SOURCE™

Mortgage Originators: Providing a suite of solutions to help loan originators (primarily Lenders One members) better compete

Customers include members of the Lenders One Cooperative that represents ~16% of U.S. residential originations[1]

Loan Manufacturing

VERIFICATIONS	Borrower Verifications
CREDIT	Tri-merge Credit and Related Products
FLOOD	Flood Certifications
PREFERRED PROVIDERS	Suite of Third-Party Solutions
INSURANCE	Homeowners and Auto Insurance[2]

TRELIX AI	Loan QC SaaS
ADMS	Document Solutions SaaS
TRELIX (An Altisource business unit)	Mortgage Loan Fulfillment
NestRange	Automated Home Valuation Model and Analytics
Springhouse (An Altisource business unit)	Valuation Products
PremiumTitle (An Altisource business unit)	Title and Escrow

Capital Markets and Business Operations

vendorly (An Altisource business unit)	Vendor Management SaaS
CastleLine (An Altisource business unit)	Insurance
PREFERRED INVESTORS	Capital Markets Solutions
PREFERRED PROVIDERS	Suite of Third-Party Solutions

Engagement and Data

EVENTS	Membership Events
DATA	Market Intelligence and Benchmarking

Technology solutions that support components of the origination lifecycle

LENDERS ONE LOAN AUTOMATION — Vendor Marketplace and Automation Platform

[1] Member market share based on 2023 HMDA data
[2] Lenders One provides this service as an agent

© 2024 Altisource All Rights Reserved.

9

ORIGINATION SERVICE OFFERINGS

Altisource
YOUR ONE SOURCE™

The summary below reflects the business units included within the three publicly reported ORG Businesses

ORG Businesses		Description
LENDERS ONE® • *17.5% of Service Revenue*	LENDERS ONE	Management Services to the Lenders One Cooperative Loan Manufacturing, Capital Markets and Business Operations, and Engagement and Data
SOLUTIONS • *3.2% of Service Revenue*	TRELIX	Mortgage Loan Fulfillment
	PremiumTitle	Title and Escrow
	Springhouse	Valuation Products
	CastleLine	Insurance
ORIGINATION TECH • *0.4% of Service Revenue*	vendorly	Vendor Management SaaS
	TRELIX AI	Loan QC SaaS
	ADMS	Document Solutions SaaS
	NestRange	Automated Home Valuation Model and Analytics
	LENDERS ONE LOAN AUTOMATION	Vendor Marketplace and Automation

Note: Based on Q1 2024 Service Revenue

© 2024 Altisource All Rights Reserved.

10

COMPELLING GROWTH CATALYSTS 11

RAMPING SALES WINS

Service Revenue - Scenario


$37
$147
$88
($16)
$219
Q1'24 Actual
Q1'24 Normalized and Annualized
Estimated Fully Ramped New Business
Assumed Churn
Scenario Service revenue

Adjusted EBITDA[1] - Scenario


$5
$16
$24
($5)
$35
Q1'24 Actual
Q1'24 Normalized and Annualized
Estimated Fully Ramped New Business
Assumed Churn
Scenario Adjusted EBITDA[1]

Note: Dollars in millions

[1] This is a non-GAAP measure reconciled and calculated in the Appendix. For a definition of Adjusted EBITDA, see page 23

[2] Analysis is based on Sales Wins through April 22, 2024

© 2024 Altisource All Rights Reserved.

Scenario Assumptions

- Scenario annualizes and adjusts Q1 2024 performance to exclude estimated non-recurring items and adds estimated fully ramped Service revenue and Adjusted EBITDA[1] related to business we have already won[2], net of an assumed level of churn
- Q1 2024 Actual Service revenue of $36.9 million is normalized for $0.2 million of estimated non-recurring Service revenue and Q1 2024 Actual Adjusted EBITDA[1] of $4.6 million is normalized for $0.6 million in estimated net non-recurring benefits
- Service revenue and Adjusted EBITDA[1] margins on fully ramped new business were estimated based on customer and operational level forecasts in today's market environment; Scenario assumes fixed or semi-fixed costs to manage fully ramped new business are held at first quarter 2024 levels
- Assumes 7% churn on normalized and annualized Service revenue and estimated fully ramped new business, as well as a corresponding estimated reduction in Adjusted EBITDA[1]
- Q1 2024 normalized and annualized corporate costs are held at first quarter 2024 levels in Scenario Adjusted EBITDA[1]
- Scenario does not assume:
  - Additional sales wins
  - A normal default operating environment
  - Revenue from the launch of new Lenders One solutions
  - An increase in delinquency rates
  - A return to a higher level of market origination volume
- Actual results could differ materially

12

RETURN TO A NORMAL DEFAULT MORTGAGE MARKET

Altisource
YOUR ONE SOURCE

Service Revenue – Run-Rate Case



$219
$62
$281
Financial Scenario (from page 12)
Incremental Service revenue, net of run-off and churn
Run-Rate Case Service revenue

Adjusted EBITDA[1] – Run-Rate Case



$35
$25
$60
Financial Scenario (from page 12)
Incremental Adjusted EBITDA[1]
Run-Rate Case Adjusted EBITDA[1]

Run-Rate Case Assumptions

- The Run-Rate Case expands on the Scenario on page 12 and assumes the default market returns to a normal, pre-pandemic foreclosure environment
- Default Service revenue – Ocwen-serviced loans:
  - Service revenue per delinquent loan for Ocwen-serviced non-GSE loans increases to $1,700 per delinquent loan[2] from $1,264 (Q1’24 annualized)
  - Service revenue per delinquent loan for Ocwen-serviced GSE and FHA loans increases to $1,100 per delinquent loan[3] from $700 (Q1’24 annualized)
  - Average delinquency rates for Ocwen-serviced portfolios increase to approximately Q4’19 levels
  - Existing Ocwen-serviced non-GSE loan portfolios (loan count) decline 10% per year for three years
  - Existing Ocwen-serviced GSE and FHA loan portfolio acquisitions (net of run-off) increase by 5% per year for three years
- Default and non-default Service revenue – Non-Ocwen and Non-Rithm customers:
  - Total number of U.S. mortgages remains flat at March 2024 levels
  - Percentage of seriously delinquent loans generally consistent with 2018 market levels
  - Service revenue per active foreclosure based on 2019 levels and market share consistent with Q1’24 (and excludes growth in market share from fully ramped sales wins described on page 12)
- Origination market remains the same as Q1’24
- Adjusted EBITDA[1] margins on incremental default and non-default Service revenue of 40%
- Actual results could differ materially

Note: Dollars in millions

[1] This is a non-GAAP measure reconciled and calculated in the Appendix. For a definition of Adjusted EBITDA, see page 23

[2] Based on actual 2019 of $3,058, adjusted down for the estimated field services, valuation and title referrals associated with Rithm’s portfolios that it redirected to its vendor subsidiaries

[3] Based on actual 2019 of $277, adjusted upward to reflect our May 2021 expanded relationship with Ocwen Financial Corporation to include estimated normalized field services and Hubzu referrals revenue from FHA, VA and USDA portfolios

© 2024 Altisource All Rights Reserved.

13

© 2024 Altisource All Rights Reserved. 14Source: Data based on ICE Mortgage Monitor and First Look Reports with data from January 2018 through March 2024 Foreclosure Starts and Timing Foreclosure Starts Days • In response to the COVID-19 pandemic, borrowers were provided various relief measures including foreclosure and eviction moratoriums, forbearance programs and loss mitigation measures − These relief measures largely expired at the end of 2021 • Following the expiration of these measures, 2022 and 2023 foreclosure starts grew, but remain below pre-pandemic levels − 2023 Foreclosure starts were 31% lower than 2019 − Q1 2024 Foreclosure starts were 35% lower than the same period in 2019 • The increase in foreclosure starts since Q1 2022 drove higher referrals for our pre-foreclosure and foreclosure solutions • Should the market return to pre-pandemic foreclosure start levels, there is a significant opportunity for revenue growth in our pre-foreclosure and foreclosure solutions, with upside in a higher delinquency rate environment Shaded area represents period of borrower relief measures - 200 400 600 800 1,000 1,200 1,400 1,600 1,800 - 20,000 40,000 60,000 80,000 100,000 120,000 140,000 160,000 180,000 Q1'18 Q3'18 Q1'19 Q3'19 Q1'20 Q3'20 Q1'21 Q3'21 Q1'22 Q3'22 Q1'23 Q3'23 Q1'24 FC Starts Average Days Delinquent for FC RETURN TO A NORMAL DEFAULT MORTGAGE MARKET

© 2024 Altisource All Rights Reserved. 15 • Foreclosure sales are increasing, but remain significantly lower than pre- pandemic levels − 2023 Foreclosure sales were 46% lower than 2019 (while foreclosure starts were 31% lower) − Q1 2024 Foreclosure sales were 52% lower than the same period in 2019 − In today’s environment, for those files that complete the process, we estimate it typically takes an average of two years to convert foreclosure starts to foreclosure sales and another six months to market and sell the resulting REO • We anticipate foreclosure sales to increase as the percentage of foreclosure sales to foreclosure inventory returns to pre-pandemic levels from (1) the aging of higher post-pandemic foreclosure starts and (2) a normalizing environment for borrower loss mitigation options • Should the market return to pre-pandemic foreclosure sales levels, there is a significant opportunity for revenue growth for our online foreclosure real estate marketing platform and REO management and disposition solutions, with upside in a higher delinquency rate environment Source: Data based on ICE Mortgage Monitor and First Look Reports with data from January 2018 through March 2024. Historical foreclosure sale data for 2018 through 2020 calculated based on ICE First Look press releases Foreclosures that Convert to Foreclosure Sales Foreclosure Sales % Shaded area represents period of borrower relief measures 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 45,000 50,000 Q1'18 Q3'18 Q1'19 Q3'19 Q1'20 Q3'20 Q1'21 Q3'21 Q1'22 Q3'22 Q1'23 Q3'23 Q1'24 FC Sales FC Sales as % of FC Inventory RETURN TO A NORMAL DEFAULT MORTGAGE MARKET

STRONG SALES PIPELINE

($ millions)

Attractive Sales Pipeline[1]

Weighted Average Pipeline Estimated Revenue – End of Quarter


$62.4
$63.2
$45.9
$48.2
$40.7
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24[2]

Strong Sales Wins[3]

Estimated Annualized Revenue on a Stabilized Basis


$17.8
$5.7
$16.9
$28.3
$10.5
FY 2023 Wins $68.8
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24

Growth in Service Revenue[4]

Service Revenue Generated from Sales Wins


$0.1
$0.7
$1.1
$2.0
$3.5
Q1'24 annualized $14.2
Q1'23
Q2'23
Q3'23
Q4'23
Q1'24

Note: Numbers may not sum due to rounding

[1] Sales Pipeline represents a weighted estimate of the annualized revenue on a stabilized basis from the sales pipeline at the end of the applicable quarter. The pipeline can and will change based on won and lost deals, new prospects, pipeline funnel stage changes, stabilized revenue estimate changes, weighted revenue estimate changes and additional information. Actual results could differ materially from the estimates. Sales Wins are removed from the Sales Pipeline in the quarter in which the applicable contract for the business is executed

[2] Q1'24 consolidated weighted sales pipeline represents $36 million to $45 million in annual revenue on a stabilized basis based upon the Company's forecasted probability of closing

[3] Sales Wins represent an estimate of the annualized revenue on a stabilized basis from the total Sales Wins in the applicable quarter. It is anticipated that stabilized revenue will be achieved after an initial ramp-up period for most Sales Wins. The period of time for the Company to begin to realize revenue on a stabilized basis, if at all, from a Sales Win can significantly vary based on a variety of conditions, including those related to the applicable client, the subject service, the applicable industry and the broader economy. Actual results could differ materially from applicable estimates. A Sales Win is included in the estimate of the applicable quarter in which the applicable contract for the business is executed. Estimates are not updated to reflect revenue recognized or changes to estimated revenue subsequent to the Sales Wins. Recognized revenue from Sales Wins is set forth in Growth in Revenue

[4] Represents Service revenue recognized in the applicable quarter from FY 2023 and FY 2024 Sales Wins

© 2024 Altisource All Rights Reserved.

16

© 2024 Altisource All Rights Reserved. INCREASING DEMAND FOR LENDERS ONE SOLUTIONS 17 1 MBA Mortgage Finance Forecasts from April 2020 through April 2024 2 US REO Partners, MBA “IMBs Report Losses in the Third Quarter of 2022” (November 18, 2022) 3 For certain other Origination solutions (e.g., Trelix, Title and Escrow), customers are increasingly transitioning work in-house which was previously performed by vendors to retain underutilized staff and/or generate earnings. As a result, revenue for some of the Company’s solutions are anticipated to decline at a faster pace than the market Lenders One has a unique combination of — • Proprietary distribution engine through the Lenders One Cooperative • Growing product suite • Strong value proposition • Vendor marketplace and automation platform (Lenders One Loan Automation) Improve Member Profitability Increases product adoption and attracts more members Add More Members Strengthens buying power and supports new product launches Launch New Products Improves member profitability Increase Product Adoption Strengthens buying power and supports new product launches• Residential loan originators are facing an increasingly challenging operating environment with rising interest rates, lower origination volumes1 and margin compression2 • As a result, the Company believes originators are focused on cost reductions • Many of the Company’s solutions help its Lenders One members better compete by reducing loan manufacturing costs and improving operational efficiencies • In this environment, the Company anticipates benefiting from the growing demand for certain of the Company’s solutions3 Mortgage Origination and Interest Rates1 Shaded area represents forecasted period Strong Network Effect within the Lenders One Business Model Mortgage Originations ($ in BN) Mortgage Rates Increasing demand from Lenders One members for solutions that help reduce costs in a lower origination and tightening margin environment Significant compounding growth opportunity fueled by a Strong Network Effect — 2% 4% 6% 8% — $200 $400 $600 $800 $1,000 $1,200 $1,400 Q1'19 Q4'19 Q3'20 Q2'21 Q1'22 Q4'22 Q3'23 Q2'24 Q1'25 Q4'25 Mortgage Originations 30-Year Mortgage Fixed Interest Rate

© 2024 Altisource All Rights Reserved. • Consumer savings have declined1 • Credit card debt near record high • Balances on home equity lines of credit have grown for eight consecutive quarters2 • Home affordability ended 2023 at a near-10-year low3 • Auto and credit card delinquencies continue to rise2 • 3.6% of workers made a hardship withdrawal from employer-sponsored 401(k) plans in 2023, up from 2.8% in 2022 and 2.0% pre-pandemic; 40% of 2023 hardship withdrawals were to avoid foreclosure4 • Rising early-stage mortgage delinquencies • Rise in Buy Now, Pay Later (“BNPL”) programs; 43% of borrowers on BNPL services are behind on payments, and 28% are delinquent on other debt5 18 Early signs of consumer financial stress could be precursors to a rise in mortgage delinquency rates 1 The average personal savings rate was 3.2% in March 2024 compared to 26.1% in March 2021. Source: Economic Research Division of Federal Reserve Bank of St. Louis; Personal Saving Rate 2 Source: New York Fed Consumer Panel, Quarterly Report on Household Debt and Credit 2024:Q1 (Released May 2024) 3 Source: Housing Wire article Housing Affordability Remains Historically Low: NAHB (February 8, 2024) 4 Source: Fox Business News article 401(k) ‘Hardship’ Withdrawals Surge to Another Record as High Inflation Stings (March 14, 2024). Study by Vanguard Group 5 Source: Bloomberg News article Americans are Racking up “Phantom Debt” Wall Street Can’t Track. Survey by Harris Poll 0% 5% 10% 15% 1Q 2003 4Q 2003 3Q 2004 2Q 2005 1Q 2006 4Q 2006 3Q 2007 2Q 2008 1Q 2009 4Q 2009 3Q 2010 2Q 2011 1Q 2012 4Q 2012 3Q 2013 2Q 2014 1Q 2015 4Q 2015 3Q 2016 2Q 2017 1Q 2018 4Q 2018 3Q 2019 2Q 2020 1Q 2021 4Q 2021 3Q 2022 2Q 2023 1Q 2024 Consumer loans becoming 30-days delinquent Credit Card Auto Mortgage Home Equity MACROECONOMIC ENVIRONMENT

IMPROVING FINANCIAL PERFORMANCE 19

© 2024 Altisource All Rights Reserved. 20 Note: Dollars in millions 1 This is a non-GAAP measure reconciled and calculated in the Appendix. For a definition of Adjusted EBITDA, see page 23 2 Adjusted EBITDA margin is a non-GAAP measure reconciled and calculated in the Appendix. For a definition of Adjusted EBITDA margin, see page 23 3 2019-2021 includes Service Revenue and Adjusted EBITDA from businesses that have been sold or discontinued. See additional discussion of historical financial results on page 5 ORIGINATIONSERVICER AND REAL ESTATE Se rv ic e Re ve nu e TOTAL COMPANY3 Ad ju st ed E BI TD A1 & M ar gi n2 $479.1 $291.6 $107.8 $112.1 $107.8 $116.3 2019 2020 2021 2022 2023 Q1 2024 Annualized $160.8 $94.1 $22.3 $31.3 $37.1 $41.6 2019 2020 2021 2022 2023 Q1 2024 Annualized $36.8 $52.3 $58.0 $32.4 $28.8 $31.2 2019 2020 2021 2022 2023 Q1 2024 Annualized $2.8 $6.7 $6.4 ($4.8) ($2.9) $1.9 2019 2020 2021 2022 2023 Q1 2024 Annualized $621.9 $347.3 $170.6 $144.5 $136.6 $147.6 2019 2020 2021 2022 2023 Q1 2024 Annualized $70.8 $10.2 ($31.7) ($16.6) ($0.9) $18.5 2019 2020 2021 2022 2023 Q1 2024 Annualized Margin2: 34% 32% 21% 28% 8% 13% 11% (15%) 11% 3% (19%) (11%)34% (10%) (1%)36% 6% 13% F INANCIAL RESULTS - 2019 THROUGH Q1 2024 ANNUALIZED

2024 FINANCIAL GUIDANCE[1]

We believe our sales wins, enhanced margins and lower corporate operating costs position us for strong Service revenue and Adjusted EBITDA[2] growth in 2024


Service Revenue
$136.6
$155.0
$180.0
2023
Low
High
2024 Guidance


Adjusted EBITDA[2]
($0.9)
$17.5
$22.5
2023
Low
High
2024 Guidance

Anticipated Service revenue improvement driven by:

- Continue ramping 2023 sales wins, 2024 sales wins and price increases for certain services

Anticipated Adjusted EBITDA[2] improvement driven by:

- Service revenue growth
- Higher business unit margins primarily from the full year benefit of 2023 cost savings and efficiency initiatives, price increases and scale
- Lower corporate operating costs from the full year benefit of 2023 cost savings and efficiency initiatives

If the mid-point of our 2024 guidance is achieved, Adjusted EBITDA[2] will improve $52 million, to $20 million, over a three-year period

Note: Dollars in millions

[1] The 2024 Financial Guidance is based upon our current expectations for the markets in which we operate and assumes only a modest benefit from the post-COVID increase in foreclosure starts and 17% growth in industrywide origination volume

[2] This is a non-GAAP measure reconciled and calculated in the Appendix. For a definition of Adjusted EBITDA, see page 23

© 2024 Altisource All Rights Reserved.

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APPENDIX 22

RECONCILIATION OF NON-GAAP MEASURES

Altisource
YOUR ONE SOURCE™

Reconciliation of Net (Loss) Income Attributable to Altisource to Adjusted EBITDA ($ in MM)											
							Q1 2024	2024 Guidance			Run-Rate
	2019	2020	2021	2022	2023	Q1'24	Annualized	Low	High	Scenario	Case
Net (Loss) Income Attributable to Altisource	$(308.0)	$ (67.2)	$ 11.8	$ (53.4)	$ (56.3)	$ (9.2)	$ (36.8)	$ (36.5)	$(32.5)	$ (20.0)	$ 4.7
(+/-) Income Tax Provision	318.3	8.6	3.2	5.3	3.7	0.7	2.9	3.0	4.0	4.0	4.0
(+/-) Depreciation and Amortization	18.5	14.9	4.6	3.4	2.4	0.3	1.2	1.0	1.0	1.0	1.0
(+/-) Intangible Asset Amortization Expense	19.0	14.7	9.5	5.1	5.2	1.3	5.1	5.0	5.0	5.0	5.0
(+/-) Interest Expense, Net of Interest Income	21.1	17.6	14.6	16.0	34.8	9.3	37.2	38.5	38.5	38.5	38.5
(+/-) Unrealized Gain on Investment in Equity Securities	(14.4)	(4.0)	-	-	-	-	-	-	-	-	-
EBITDA	$ 54.5	$ (15.3)	$ 43.7	$ (23.6)	$ (10.2)	$ 2.4	$ 9.6	$ 11.0	$ 16.0	$ 28.5	$ 53.2
(+/-) Share-based Compensation Expense	11.9	7.8	2.8	5.0	5.1	2.2	8.9	6.5	6.5	6.5	6.5
(+/-) Restructuring Charges and/or Cost of Cost Savings Initiatives and Other	14.1	12.7	3.6	1.7	2.0	0.0	0.1	-	-	-	-
(+/-) Debt Amendment Costs	-	-	-	-	3.4	-	-	-	-	-	-
(+/-) Unrealized Gain on Warrant Liability	-	-	-	-	(1.1)	-	-	-	-	-	-
(+/-) Pointillist Losses	-	7.8	7.2	-	-	-	-	-	-	-	-
(+/-) (Gain) Loss on Sale of Business	(17.8)	-	(88.9)	0.2	-	-	-	-	-	-	-
(+/-) Sales Tax Accrual	0.3	(2.7)	-	-	-	-	-	-	-	-	-
(+/-) Loss on BRS Portfolio Sale	1.8	-	-	-	-	-	-	-	-	-	-
(+/-) Other Assets Write-down from Business Exits	6.1	-	-	-	-	-	-	-	-	-	-
Adjusted EBITDA[1]	$ 70.8	$ 10.2	$ (31.7)	$ (16.6)	$ (0.9)	$ 4.6	$ 18.5	$ 17.5	$ 22.5	$ 35.0	$ 59.7
Service Revenue	$ 621.9	$347.3	$170.6	$ 144.5	$ 136.6	$ 36.9	$ 147.6	$ 155.0	$180.0	$ 219.0	$ 280.5
Adjusted EBITDA Margin[2]	11%	3%	-19%	-11%	-1%	13%	13%	11%	13%	16%	21%

Note: Numbers may not sum due to rounding

[1] Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization, adjusted for certain special items set forth in the table above

[2] Adjusted EBITDA margin represents, in any period, Adjusted EBITDA divided by Service Revenue for such period

© 2024 Altisource All Rights Reserved.

23

RECONCILIATION OF NON-GAAP MEASURES

Reconciliation of Segment Pre-Tax Income to Adjusted EBITDA ($ in MM)

Servicer and Real Estate

	2019	2020	2021	2022	2023	Q1'24	Q1 2024 Annualized
Income Before Income Taxes and Non-Controlling Interests	$ 138.5	$ 73.9	$ 13.7	$ 26.5	$ 32.1	$ 9.3	$ 37.1
(+/-) Depreciation and Amortization	5.7	5.8	1.1	1.0	0.7	0.1	0.4
(+/-) Intangible Asset Amortization Expense	12.0	12.3	7.3	3.0	3.0	0.7	3.0
(+/-) Interest Expense, Net of Interest Income	(0.0)	(0.0)	-	-	-	-	-
(+/-) Share-based Compensation Expense	1.9	0.5	(0.3)	0.7	0.9	0.3	1.2
(+/-) Restructuring Charges and/or Cost of Cost Savings Initiatives and Other	2.6	1.6	0.5	0.2	0.5	0.0	0.1
Adjusted EBITDA[1]	$ 160.8	$ 94.1	$ 22.3	$ 31.3	$ 37.1	$ 10.4	$ 41.6
Service Revenue	$ 479.1	$ 291.6	$ 107.8	$ 112.1	$ 107.8	$ 29.1	$ 116.3
Adjusted EBITDA Margin[2]	34%	32%	21%	28%	34%	36%	36%

Origination

	2019	2020	2021	2022	2023	Q1'24	Q1 2024 Annualized
Income (Loss) Before Income Taxes and Non-Controlling Interests	$ 1.4	$ 5.4	$ 5.3	$ (7.4)	$ (6.0)	$ (0.1)	$ (0.5)
(+/-) Non-Controlling Interests	(2.6)	(1.9)	(1.3)	(0.6)	(0.2)	(0.0)	(0.2)
(+/-) Depreciation and Amortization	0.0	0.1	0.1	0.0	0.0	0.0	0.0
(+/-) Intangible Asset Amortization Expense	2.7	2.4	2.2	2.2	2.2	0.5	2.1
(+/-) Share-based Compensation Expense	0.5	0.4	(0.1)	0.4	0.4	0.1	0.4
(+/-) Restructuring Charges and/or Cost of Cost Savings Initiatives and Other	0.8	0.4	0.3	0.6	0.7	-	-
Adjusted EBITDA[1]	$ 2.8	$ 6.7	$ 6.4	$ (4.8)	$ (2.9)	$ 0.5	$ 1.9
Service Revenue	$ 36.8	$ 52.3	$ 58.0	$ 32.4	$ 28.8	$ 7.8	$ 31.2
Adjusted EBITDA Margin[2]	8%	13%	11%	-15%	-10%	6%	6%

Note: Numbers may not sum due to rounding

[1] Adjusted EBITDA represents earnings before interest, taxes, depreciation and amortization, adjusted for certain special items set forth in the table above

[2] Adjusted EBITDA margin represents, in any period, Adjusted EBITDA divided by Service Revenue for such period

© 2024 Altisource All Rights Reserved.

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